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Product Types for the Mortgage Loans

                                                          Percentage
                                                         of Loans by                            Weighted
                                   Aggregate   Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
                                   Principal   Mortgage    Principal    Principal    Average   Remaining     Average      Average
Product Types                        Balance      Loans      Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
ARM 2/28                     $117,577,484.81        554       32.54%   $212,233.73    6.856%         359         658       79.81%
ARM 2/28 IO  60               100,051,083.12        323        27.69    309,755.68     6.278         359         677        79.93
ARM 2/28 IO 120                 5,528,250.31         18         1.53    307,125.02     6.453         358         666        80.00
ARM 2/28 BALL30/40            100,281,176.78        347        27.75    288,994.75     6.643         359         658        79.61
ARM 3/27                        5,093,811.89         22         1.41    231,536.90     6.788         358         660        79.80
ARM 3/27 IO  60                 3,993,972.00         13         1.11    307,228.62     6.191         359         679        80.00
ARM 3/27 IO 120                   316,273.37          2         0.09    158,136.69     6.027         359         655        80.00
ARM 3/27 BALL30/40              2,215,375.52          7         0.61    316,482.22     6.202         358         650        80.00
ARM 5/25                        2,761,645.43         17         0.76    162,449.73     6.333         359         663        80.00
ARM 5/25 IO  60                 4,434,611.00         18         1.23    246,367.28     6.009         359         709        80.00
ARM 5/25 IO 120                   975,280.00          3         0.27    325,093.33     6.448         359         654        80.00
ARM 5/25 BALL30/40                934,290.35          4         0.26    233,572.59     6.675         359         687        80.00
Balloon 30/40                   5,319,731.15         17         1.47    312,925.36     6.743         359         658        80.00
Fixed Rate 15 Year                 55,829.60          1         0.02     55,829.60     7.415         178         639        80.00
Fixed Rate 30 Year             11,813,814.24         69         3.27    171,214.70     6.819         359         671        79.94
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                       $361,352,629.57      1,415      100.00%   $255,372.88    6.599%         359         665       79.81%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

Principal Balances for the Mortgage Loans*

                                                       Percentage of
                                                            Loans by                              Weighted
                                     Aggregate  Number of  Aggregate       Average  Weighted       Average     Weighted    Weighted
                                     Principal   Mortgage  Principal     Principal   Average     Remaining      Average     Average
Range of Principal Balances ($)        Balance      Loans    Balance       Balance    Coupon          Term         FICO        CLTV
----------------------------- ---------------- ---------- ----------   -----------  --------   -----------  ----------- -----------
      0.01  to   50,000.00        $484,196.02         11      0.13%    $44,017.82    7.536%           359          634      75.70%
 50,000.01  to  100,000.00      11,533,185.26        143       3.19     80,651.65     7.021           358          636       79.96
100,000.01  to  150,000.00      28,196,344.63        226       7.80    124,762.59     6.805           359          650       80.04
150,000.01  to  200,000.00      36,876,436.07        208      10.21    177,290.56     6.666           359          661       80.10
200,000.01  to  250,000.00      41,517,618.11        184      11.49    225,639.23     6.604           359          664       79.99
250,000.01  to  300,000.00      48,535,222.56        177      13.43    274,210.30     6.583           359          664       79.99
300,000.01  to  350,000.00      50,581,991.36        156      14.00    324,243.53     6.606           359          665       79.90
350,000.01  to  400,000.00      40,558,745.27        108      11.22    375,543.94     6.569           359          668       79.86
400,000.01  to  450,000.00      29,325,173.71         69       8.12    425,002.52     6.586           359          669       79.86
450,000.01  to  500,000.00      23,793,051.85         50       6.58    475,861.04     6.398           359          682       79.63
500,000.01  to  550,000.00      14,164,088.29         27       3.92    524,595.86     6.360           359          677       79.81
550,000.01  to  600,000.00      13,889,511.54         24       3.84    578,729.65     6.396           359          664       79.08
600,000.01  to  650,000.00       9,468,173.00         15       2.62    631,211.53     6.673           359          685       77.69
650,000.01  to  700,000.00       6,039,790.09          9       1.67    671,087.79     6.240           359          663       79.89
700,000.01  to  750,000.00       2,872,897.82          4       0.80    718,224.46     6.563           359          646       80.00
750,000.01  to  800,000.00         799,735.43          1       0.22    799,735.43     7.500           359          757       80.00
850,000.01  to  900,000.00         863,200.00          1       0.24    863,200.00     5.975           359          680       80.00
900,000.01  to  950,000.00       1,853,268.56          2       0.51    926,634.28     6.877           359          655       74.58
----------------------------  ---------------- ---------- ----------   -----------  --------   -----------  ----------- -----------
Total:                        $361,352,629.57      1,415    100.00%   $255,372.88    6.599%           359          665      79.81%
============================  ================ ========== ==========   ===========  ========   ===========  =========== ===========

----------------------------
* The average Principal Balance of the Mortgage Loans as of the Statistical Calculation Date was approximately $255,372.88.

Gross Mortgage Rates for the Mortgage Loans*

                                                          Percentage
                                                         of Loans by                            Weighted
                                   Aggregate   Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
Range of Current                   Principal   Mortgage    Principal    Principal    Average   Remaining     Average      Average
Gross Mortgage Rates (%)             Balance      Loans      Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
   4.501  to    5.000            $680,960.00          2        0.19%   $340,480.00    4.993%         359         674       80.00%
   5.001  to    5.500          18,818,736.17         57         5.21    330,153.27     5.385         359         678        80.00
   5.501  to    6.000          65,079,944.07        236        18.01    275,762.47     5.836         359         672        79.96
   6.001  to    6.500          85,655,598.60        321        23.70    266,839.87     6.311         359         663        79.88
   6.501  to    7.000         109,184,678.86        420        30.22    259,963.52     6.789         359         666        79.63
   7.001  to    7.500          50,043,053.64        217        13.85    230,613.15     7.304         359         658        79.86
   7.501  to    8.000          24,136,743.73        122         6.68    197,842.16     7.795         359         651        79.84
   8.001  to    8.500           6,707,066.40         32         1.86    209,595.83     8.218         359         660        78.92
   8.501  to    9.000             907,520.00          7         0.25    129,645.71     8.757         359         650        81.91
   9.001  to    9.500             138,328.10          1         0.04    138,328.10     9.240         359         604        80.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                       $361,352,629.57      1,415      100.00%   $255,372.88    6.599%         359         665       79.81%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

----------------------------
* The weighted average Mortgage Rate for the Mortgage Loans as of the Statistical Calculation Date was approximately 6.599%.

Combined Loan-to-Value Ratios for the Mortgage Loans*

                                                          Percentage
                                                         of Loans by                            Weighted
                                   Aggregate   Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
Range of Combined                  Principal   Mortgage    Principal    Principal    Average   Remaining     Average      Average
Loan-to-Value Ratios (%)             Balance      Loans      Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
65.01  to    70.00             $1,959,186.50          3        0.54%   $653,062.17    7.250%         359         681       69.00%
70.01  to    75.00              7,617,098.15         21         2.11    362,718.96     6.961         359         667        74.11
75.01  to    80.00            349,951,214.53      1,382        96.84    253,220.85     6.582         359         665        79.97
80.01  to    85.00              1,246,962.96          5         0.35    249,392.59     7.146         359         638        82.12
85.01  to    90.00                578,167.43          4         0.16    144,541.86     8.267         359         563        90.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                       $361,352,629.57      1,415      100.00%   $255,372.88    6.599%         359         665       79.81%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

----------------------------
* The weighted average original Loan-to-Value Ratio at origination of the Mortgage Loans as of the Statistical Calculation Date was approximately 79.81%.

Credit Bureau Risk Scores* for the Mortgage Loans**

                                                          Percentage
                                                         of Loans by                            Weighted
                                   Aggregate   Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
                                   Principal   Mortgage    Principal    Principal    Average   Remaining     Average      Average
Range of Credit Scores             Balance      Loans      Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
520  to  539                     $193,500.00          1        0.05%   $193,500.00    8.875%         359         520       90.00%
540  to  559                       80,999.00          1         0.02     80,999.00     8.000         359         549        90.00
560  to  579                    1,175,880.76          7         0.33    167,982.97     7.028         358         574        81.01
580  to  599                   19,724,462.54        112         5.46    176,111.27     6.731         359         591        79.94
600  to  619                   45,397,470.07        209        12.56    217,212.78     6.839         359         609        79.84
620  to  639                   51,020,496.66        206        14.12    247,672.31     6.693         358         630        79.76
640  to  659                   63,733,047.36        241        17.64    264,452.48     6.532         359         650        79.83
660  to  679                   56,537,444.04        202        15.65    279,888.34     6.539         359         669        79.72
680  to  699                   40,398,962.50        142        11.18    284,499.74     6.525         359         689        79.91
700  to  719                   29,782,073.96        106         8.24    280,962.96     6.423         359         707        79.87
720  to  739                   22,470,534.41         79         6.22    284,437.14     6.471         359         729        79.76
740  to  759                   17,981,425.96         65         4.98    276,637.32     6.561         359         748        79.23
760  to  779                    6,556,807.95         21         1.81    312,228.95     6.878         359         768        80.00
780  to  799                    5,106,198.39         18         1.41    283,677.69     6.280         359         787        80.00
800  to  819                    1,193,325.97          5         0.33    238,665.19     6.423         359         808        80.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                       $361,352,629.57      1,415      100.00%   $255,372.88    6.599%         359         665       79.81%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

* The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.
** The weighted average Credit Bureau Risk Score of the Mortgage Loans as of the Statistical Calculation Date was approximately 665.

Original Term for the Mortgage Loans


                                                          Percentage
                                                         of Loans by                            Weighted
                                   Aggregate   Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
                                   Principal   Mortgage    Principal    Principal    Average   Remaining     Average      Average
Original Term (months)             Balance      Loans      Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
180                               $55,829.60          1        0.02%    $55,829.60    7.415%         178         639       80.00%
360                           361,296,799.97      1,414        99.98    255,514.00     6.599         359         665        79.81
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                       $361,352,629.57      1,415      100.00%   $255,372.88    6.599%         359         665       79.81%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========


Remaining Term to Stated Maturity for the Mortgage Loans*

                                                          Percentage
                                                         of Loans by                            Weighted
                                   Aggregate   Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
Range of Remaining Terms           Principal   Mortgage    Principal    Principal    Average   Remaining     Average      Average
(months)                           Balance      Loans      Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
121  to  180                      $55,829.60          1        0.02%    $55,829.60    7.415%         178         639       80.00%
301  to  360                  361,296,799.97      1,414        99.98    255,514.00     6.599         359         665        79.81
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                       $361,352,629.57      1,415      100.00%   $255,372.88    6.599%         359         665       79.81%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

----------------------------
* The weighted average remaining term to maturity of the Mortgage Loans as of the Statistical Calculation Date was approximately 359 Months


IO Term for the Mortgage Loans

                                                          Percentage
                                                         of Loans by                            Weighted
                                   Aggregate   Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
                                   Principal   Mortgage    Principal    Principal    Average   Remaining     Average      Average
IO Term (months)                   Balance      Loans      Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
No IO                        $246,053,159.77      1,038       68.09%  $237,045.43     6.751%         359         659       79.74%
60                            108,479,666.12        354        30.02    306439.73      6.263         359         679        79.93
120                             6,819,803.68         23         1.89    296513.20      6.432         359         664        80.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                       $361,352,629.57      1,415      100.00%  $255,372.88     6.599%         359         665       79.81%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

Property Types of Mortgaged Properties for the Mortgage Loans

                                                          Percentage
                                                         of Loans by                            Weighted
                                   Aggregate   Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
                                   Principal   Mortgage    Principal    Principal    Average   Remaining     Average      Average
                                   Principal   Mortgage    Principal    Principal    Average   Remaining     Average      Average
Property Type                      Balance      Loans      Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Single Family Detached       $244,610,948.96        962       67.69%   $254,273.34    6.592%         359         661       79.84%
PUD                            56,755,038.20        218        15.71    260,344.21     6.625         359         665        79.74
Condominium                    37,382,199.70        167        10.35    223,845.51     6.494         359         671        79.93
2-4 Family                     19,114,640.33         57         5.29    335,344.57     6.774         359         697        79.29
Townhome                        1,990,794.99          5         0.55    398,159.00     6.712         359         644        79.53
Condominium Hi-Rise               950,400.00          3         0.26    316,800.00     6.994         359         703        80.00
Single Family Attached            548,607.39          3         0.15    182,869.13     6.595         359         661        80.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                       $361,352,629.57      1,415      100.00%   $255,372.88    6.599%         359         665       79.81%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========


Occupancy Status for the Mortgage Loans*

                                                          Percentage
                                                         of Loans by                            Weighted
                                   Aggregate   Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
                                   Principal   Mortgage    Principal    Principal    Average   Remaining     Average      Average
Occupancy Status                   Balance      Loans      Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Primary                      $349,887,429.91      1,362       96.83%   $256,892.39    6.592%         359         663       79.80%
Secondary                      11,153,019.45         50         3.09    223,060.39     6.811         359         720        79.99
Investment                        312,180.21          3         0.09    104,060.07     6.289         358         641        80.95
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                       $361,352,629.57      1,415      100.00%   $255,372.88    6.599%         359         665       79.81%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

----------------------------
* Based on representations by the Mortgagors at the time of origination of the Mortgage Loans.

Loan Purposes for the Mortgage Loans

                                                          Percentage
                                                         of Loans by                            Weighted
                                   Aggregate   Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
                                   Principal   Mortgage    Principal    Principal    Average   Remaining     Average      Average
Loan Purpose                       Balance      Loans      Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Purchase                     $289,507,962.47      1,148       80.12%   $252,184.64    6.623%         359         668       79.90%
Cash Out Refi                  67,944,013.07        250        18.80    271,776.05     6.512         359         654        79.41
Rate/Term Refi                  3,900,654.03         17         1.08    229,450.24     6.291         359         648        79.86
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                       $361,352,629.57      1,415      100.00%   $255,372.88    6.599%         359         665       79.81%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========


Credit Grade Categories for the Mortgage Loans

                                                          Percentage
                                                         of Loans by                            Weighted
                                   Aggregate   Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
                                   Principal   Mortgage    Principal    Principal    Average   Remaining     Average      Average
Credit Grade                       Balance      Loans      Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
A                             $96,281,352.81        414       26.64%   $232,563.65    6.739%         359         624       79.70%
AA                            241,269,397.79        873        66.77    276,368.15     6.532         359         688        79.81
A-                             22,900,630.97        121         6.34    189,261.41     6.664         359         602        79.95
B                                 274,499.00          2         0.08    137,249.50     8.617         359         529        90.00
B+                                516,049.17          4         0.14    129,012.29     7.400         358         608        85.88
C                                 110,699.83          1         0.03    110,699.83     7.990         359         610        80.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                       $361,352,629.57      1,415      100.00%   $255,372.88    6.599%         359         665       79.81%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========


Documentation Type for the Mortgage Loans

                                                          Percentage
                                                         of Loans by                            Weighted
                                   Aggregate   Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
                                   Principal   Mortgage    Principal    Principal    Average   Remaining     Average      Average
Documentation Type                 Balance      Loans      Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Stated                       $195,476,101.40        699       54.10%   $279,651.07    6.888%         359         675       79.70%
Full                          104,304,293.43        497        28.86    209,867.79     6.314         359         648        79.95
1 Year Income                  48,572,763.18        173        13.44    280,767.42     6.133         359         666        79.86
6 Months Bank Statement        12,999,471.56         46         3.60    282,597.21     6.277         359         647        80.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                       $361,352,629.57      1,415      100.00%   $255,372.88    6.599%         359         665       79.81%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========


Original Prepayment Penalty Term for the Mortgage Loans

                                                          Percentage
                                                         of Loans by                            Weighted
                                   Aggregate   Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
Prepayment Period                  Principal   Mortgage    Principal    Principal    Average   Remaining     Average      Average
Original Term (months)             Balance      Loans      Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
No Prepay                    $117,490,972.49        449       32.51%  $261,672.54     6.800%         359         666       79.66%
6                                 288,000.00          1         0.08    288000.00      7.625         359         658        80.00
12                             15,195,322.36         47         4.21    323304.73      6.332         359         672        79.39
24                            208,594,024.42        818        57.73    255004.92      6.505         359         663        79.91
36                             19,784,310.30        100         5.48    197843.10      6.580         358         666        79.91
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                       $361,352,629.57      1,415      100.00%  $255,372.88     6.599%         359         665       79.81%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

Geographic Distribution of the Mortgaged Properties for the Mortgage Loans

                                                          Percentage
                                                         of Loans by                            Weighted
                                   Aggregate   Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
                                   Principal   Mortgage    Principal    Principal    Average   Remaining     Average      Average
Geographic Distribution            Balance      Loans      Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Alabama                           $55,829.60          1        0.02%    $55,829.60    7.415%         178         639       80.00%
Arizona                        10,447,917.42         50         2.89    208,958.35     6.737         359         674        79.07
California                    165,384,553.86        471        45.77    351,134.93     6.418         359         671        79.72
Colorado                        2,897,206.44         15         0.80    193,147.10     6.680         359         655        80.64
Connecticut                     6,460,834.60         26         1.79    248,493.64     6.740         359         641        80.00
Delaware                          501,430.03          2         0.14    250,715.02     7.425         358         630        80.00
District of Columbia              219,881.82          1         0.06    219,881.82     5.750         359         681        80.00
Florida                        21,207,432.21        107         5.87    198,200.30     6.963         359         662        79.87
Georgia                         2,909,526.68         20         0.81    145,476.33     6.970         359         653        80.00
Idaho                           1,101,072.19          7         0.30    157,296.03     6.101         359         682        80.00
Illinois                       12,980,107.97         63         3.59    206,033.46     6.724         359         663        79.92
Iowa                               81,510.26          1         0.02     81,510.26     5.475         359         668        80.00
Kansas                            527,851.81          4         0.15    131,962.95     7.369         359         663        80.00
Kentucky                          241,064.39          3         0.07     80,354.80     6.891         358         602        80.00
Louisiana                       2,236,228.77         22         0.62    101,646.76     7.033         359         648        79.95
Maine                             679,366.58          5         0.19    135,873.32     6.894         359         695        80.00
Maryland                       14,530,457.54         52         4.02    279,431.88     6.739         359         661        79.18
Massachusetts                  10,637,752.86         42         2.94    253,279.83     6.334         359         663        80.00
Michigan                          517,441.94          5         0.14    103,488.39     7.236         359         629        79.46
Minnesota                       1,380,017.87          5         0.38    276,003.57     7.016         359         691        80.00
Mississippi                       238,149.30          3         0.07     79,383.10     6.890         359         623        80.00
Missouri                        1,376,345.24          9         0.38    152,927.25     6.726         359         624        80.00
Montana                           282,208.30          2         0.08    141,104.15     5.948         359         671        80.00
Nevada                          8,962,481.59         43         2.48    208,429.80     6.605         359         671        80.00
New Hampshire                   2,365,776.73         11         0.65    215,070.61     6.661         359         635        80.00
New Jersey                     10,220,995.11         41         2.83    249,292.56     6.897         359         660        79.94
New Mexico                        365,619.30          4         0.10     91,404.83     7.377         359         626        79.23
New York                       17,533,813.77         61         4.85    287,439.57     6.467         359         658        79.98
North Carolina                  2,097,890.72         11         0.58    190,717.34     6.983         358         662        80.00
Ohio                              990,341.14         10         0.27     99,034.11     6.819         358         623        80.00
Oklahoma                          629,120.00          4         0.17    157,280.00     7.093         359         633        80.00
Oregon                          1,317,444.41          6         0.36    219,574.07     6.286         359         611        81.47
Pennsylvania                    2,616,106.06         17         0.72    153,888.59     6.379         359         656        79.91
Rhode Island                    1,372,097.64          7         0.38    196,013.95     6.465         359         672        80.00
South Carolina                  1,254,068.88          7         0.35    179,152.70     7.007         359         698        80.00
Tennessee                       1,728,538.18         17         0.48    101,678.72     7.051         359         605        80.23
Texas                          13,951,233.02        105         3.86    132,868.89     7.068         359         649        79.93
Utah                              747,461.47          6         0.21    124,576.91     6.861         359         649        80.40
Vermont                           262,185.47          2         0.07    131,092.74     7.014         358         713        80.00
Virginia                       22,220,522.72         69         6.15    322,036.56     6.959         359         662        79.92
Washington                     14,750,051.09         68         4.08    216,912.52     6.419         359         666        80.08
West Virginia                      71,943.83          1         0.02     71,943.83     7.250         358         672        80.00
Wisconsin                       1,000,750.76          9         0.28    111,194.53     6.996         358         645        79.73
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                       $361,352,629.57      1,415      100.00%   $255,372.88    6.599%         359         665       79.81%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

Gross Margins for the Adjustable Rate Mortgage Loans*


                                                          Percentage
                                                         of Loans by                            Weighted
                                   Aggregate   Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
Range of Gross Margins (%)         Principal   Mortgage    Principal    Principal    Average   Remaining     Average      Average
(ARMs Only)                        Balance      Loans      Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
  4.001  to    4.500          $10,792,486.79         52        3.14%   $207,547.82    6.793%         359         666       79.91%
  4.501  to    5.000            5,492,131.15         15         1.60    366,142.08     5.487         359         668        80.00
  5.001  to    5.500           51,249,830.70        176        14.89    291,192.22     6.136         359         669        79.97
  5.501  to    6.000           66,660,445.49        250        19.37    266,641.78     6.230         359         659        79.86
  6.001  to    6.500           95,452,863.96        355        27.73    268,881.31     6.626         359         666        79.73
  6.501  to    7.000           79,943,182.29        324        23.23    246,738.22     6.866         359         666        79.62
  7.001  to    7.500           22,377,051.96         95         6.50    235,547.92     7.183         359         669        80.04
  7.501  to    8.000           11,954,831.38         59         3.47    202,624.26     7.564         359         650        79.78
  8.001  to    8.500              240,430.86          2         0.07    120,215.43     7.997         359         753        79.36
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                       $344,163,254.58      1,328      100.00%   $259,159.08    6.589%         359         665       79.80%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

----------------------------
* The weighted average Gross Margin of the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date was approximately 6.218%.

Maximum Gross Mortgage Rates for the Adjustable Rate Mortgage Loans*

                                                          Percentage
                                                         of Loans by                            Weighted
Range of Maximum                   Aggregate   Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
Gross Mortgage Rates (%)           Principal   Mortgage    Principal    Principal    Average   Remaining     Average      Average
(ARMs Only)                        Balance      Loans      Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
  9.501  to   10.000             $240,000.00          1        0.07%   $240,000.00    6.925%         359         701       80.00%
 11.001  to   11.500              680,960.00          2         0.20    340,480.00     4.993         359         674        80.00
 11.501  to   12.000           18,818,736.17         57         5.47    330,153.27     5.385         359         678        80.00
 12.001  to   12.500           62,303,108.86        223        18.10    279,386.14     5.833         359         671        79.96
 12.501  to   13.000           81,441,779.83        304        23.66    267,900.59     6.309         359         663        79.87
 13.001  to   13.500          103,703,856.25        397        30.13    261,218.78     6.788         359         666        79.61
 13.501  to   14.000           46,880,403.80        197        13.62    237,971.59     7.305         359         659        79.85
 14.001  to   14.500           23,645,313.85        116         6.87    203,838.91     7.784         359         652        79.84
 14.501  to   15.000            5,719,367.72         26         1.66    219,975.68     8.234         358         664        78.73
 15.001  to   15.500              591,400.00          4         0.17    147,850.00     8.702         359         636        83.27
 15.501  to   16.000              138,328.10          1         0.04    138,328.10     9.240         359         604        80.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                       $344,163,254.58      1,328      100.00%   $259,159.08    6.589%         359         665       79.80%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

----------------------------
* The weighted average Maximum Mortgage Rate for the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date was approximately 13.087% per annum.


Minimum Gross Mortgage Rates for the Adjustable Rate Mortgage Loans*

                                                          Percentage
                                                         of Loans by                            Weighted
Range of Minimum                   Aggregate   Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
Gross Mortgage Rates (%)           Principal   Mortgage    Principal    Principal    Average   Remaining     Average      Average
(ARMs Only)                        Balance      Loans      Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
   4.501  to     5.000           $680,960.00          2        0.20%   $340,480.00    4.993%         359         674       80.00%
   5.001  to     5.500         18,818,736.17         57         5.47    330,153.27     5.385         359         678        80.00
   5.501  to     6.000         62,303,108.86        223        18.10    279,386.14     5.833         359         671        79.96
   6.001  to     6.500         81,841,779.83        305        23.78    268,333.70     6.310         359         663        79.87
   6.501  to     7.000        103,285,028.83        395        30.01    261,481.09     6.788         359         666        79.61
   7.001  to     7.500         47,595,069.32        200        13.83    237,975.35     7.305         359         659        79.85
   7.501  to     8.000         23,189,475.75        115         6.74    201,647.62     7.795         359         651        79.83
   8.001  to     8.500          5,719,367.72         26         1.66    219,975.68     8.234         358         664        78.73
   8.501  to     9.000            591,400.00          4         0.17    147,850.00     8.702         359         636        83.27
   9.001  to     9.500            138,328.10          1         0.04    138,328.10     9.240         359         604        80.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                       $344,163,254.58      1,328      100.00%   $259,159.08    6.589%         359         665       79.80%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

----------------------------
* The weighted average Minimum Mortgage Rate for the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date was approximately 6.588% per annum.


Initial Periodic Rate Cap for the Adjustable Rate Mortgage Loans*

                                                          Percentage
                                                         of Loans by                            Weighted
Initial Periodic Rate Cap          Aggregate   Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
(%)                                Principal   Mortgage    Principal    Principal    Average   Remaining     Average      Average
(ARMs Only)                        Balance      Loans      Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
1.000                          $1,420,463.34          7        0.41%   $202,923.33    6.613%         358         652       80.00%
1.500                           3,838,463.34         17         1.12    225,791.96     6.869         358         667        80.06
3.000                         333,393,088.88      1,283        96.87    259,854.32     6.594         359         664        79.79
5.000                           4,853,811.00         19         1.41    255,463.74     6.004         359         705        80.00
6.500                             657,428.02          2         0.19    328,714.01     6.387         358         705        80.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                       $344,163,254.58      1,328      100.00%    $259,159.08   6.589%         359         665       79.80%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

----------------------------
* The weighted average Initial Periodic Rate Cap for the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date was approximately 3.010%.

Subsequent Periodic Rate Cap for the Adjustable Rate Mortgage Loans*

                                                          Percentage
                                                         of Loans by                            Weighted
Subsequent Periodic                Aggregate   Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
Rate Cap (%)                       Principal   Mortgage    Principal    Principal    Average   Remaining     Average      Average
(ARMs Only)                        Balance      Loans      Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
1.000                        $343,307,416.48      1,326       99.75%   $258,904.54    6.588%         359         665       79.80%
1.500                             855,838.10          2         0.25    427,919.05     6.899         358         686        80.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                       $344,163,254.58      1,328      100.00%   $259,159.08    6.589%         359         665       79.80%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

----------------------------
* The weighted average Subsequent Periodic Rate Cap for the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date was approximately 1.001%.


Months to Next Adjustment Date for the Adjustable Rate Mortgage Loans

                                                          Percentage
                                                         of Loans by                            Weighted
Range of                           Aggregate   Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
Months to Next                     Principal   Mortgage    Principal    Principal    Average   Remaining     Average      Average
Adjustment Date (ARMs Only)        Balance      Loans      Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
19  to  24                   $323,437,995.02      1,242       93.98%   $260,417.07    6.604%         359         664       79.79%
25  to  30                         96,677.81          1         0.03     96,677.81     7.425         352         596        80.00
31  to  36                     11,522,754.97         43         3.35    267,971.05     6.442         359         665        79.91
55  to  60                      9,105,826.78         42         2.65    216,805.40     6.222         359         687        80.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                       $344,163,254.58      1,328      100.00%   $259,159.08    6.589%         359         665       79.80%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

Next Interest Rate Adjustment Date for the Adjustable Rate Mortgage Loans*

                                                          Percentage
                                                         of Loans by                            Weighted
                                   Aggregate   Number of   Aggregate      Average   Weighted     Average    Weighted     Weighted
Next Interest Rate                 Principal   Mortgage    Principal    Principal    Average   Remaining     Average      Average
Adjustment Date (ARMs Only)        Balance      Loans      Balance      Balance     Coupon        Term        FICO         CLTV
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
2007 May                       $1,045,012.94          4        0.30%   $261,253.24    6.859%         356         694       80.00%
2007 June                       4,671,963.89         21         1.36    222,474.47     6.962         357         677        80.00
2007 July                      69,827,617.28        268        20.29    260,550.81     6.638         358         661        79.77
2007 August                   246,123,240.91        940        71.51    261,833.24     6.588         359         664        79.79
2007 September                  1,770,160.00          9         0.51    196,684.44     6.470         360         685        80.00
2008 January                       96,677.81          1         0.03     96,677.81     7.425         352         596        80.00
2008 June                         339,368.51          1         0.10    339,368.51     6.375         357         703        79.00
2008 July                       3,149,750.28         12         0.92    262,479.19     6.615         358         652        79.78
2008 August                     8,033,636.18         30         2.33    267,787.87     6.377         359         669        80.00
2010 July                       1,804,312.91          9         0.52    200,479.21     6.163         358         680        80.00
2010 August                     7,301,513.87         33         2.12    221,258.00     6.237         359         688        80.00
----------------------------  ---------------  ---------  -----------   ----------  ---------  ----------  ----------   ----------
Total:                       $344,163,254.58      1,328      100.00%   $259,159.08    6.589%         359         665       79.80%
============================  ===============  =========  ===========   ==========  =========  ==========  ==========   ==========

----------------------------

* The weighted average number of months to next adjustment date for the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date is 24 months.

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